UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): October 15, 2002


                           TALK AMERICA HOLDINGS, INC.
                           ---------------------------
               (Exact Name of Registrant as Specified in Charter)


              DELAWARE                000-26728                23-2827736
              --------                ---------                ----------
          (State or Other            (Commission              (IRS Employer
   Jurisdiction of Incorporation)    File Number)          Identification No.)


                           TALK AMERICA HOLDINGS, INC.
                           12020 SUNRISE VALLEY DRIVE
                             RESTON, VIRGINIA 20191
          (Address of Principal Executive Offices, Including Zip Code)

                                 (703) 391-7500
                                 --------------
              (Registrant's telephone number, including area code)

                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM  5.     OTHER  EVENTS

     On October 15, 2002, the stockholders of Talk America Holdings, Inc. (the "Company") approved an amendment to the Company's Amended and Restated Certificate of Incorporation to effect a one-for-three reverse stock split of the Common Stock of the Company ("Reverse Split"). The Reverse Split was effective as of 5:00 pm, EDT on October 15, 2002 ("Effective Date"). Pursuant to the Reverse Split, each holder of three shares of Company common stock, par value $0.01 per share ("Old Company Common Stock"), immediately prior to the Effective Date became the holder of one share of Company common stock, par value $0.01 per share ("New Company Common Stock") after the Effective Date. As a result, 27,273,344 shares of Common Stock and no shares of preferred stock were outstanding immediately following the Effective Date. Following the Reverse Split, the Company has 100 million shares of authorized Common Stock, par value $.01 per share and 5 million shares of authorized preferred stock.

     Commencing on the Effective Date, each certificate formerly representing shares of Old Company Common Stock will be deemed for all corporate purposes to evidence ownership of the reduced number of shares of New Company Common Stock resulting from the Reverse Split. As soon as practicable after the Effective Date, Company stockholders will be notified of the effectiveness of the Reverse Split and instructed as to how and when to surrender their certificates representing shares of Old Company Common Stock in exchange for certificates representing shares of New Company Common Stock. No certificates representing fractional share interests in the New Company Common Stock will be issued and no such fractional share interests will entitle the holder thereof to any rights as a stockholder of Company. In lieu of such fractional share interests, each holder of Old Company Common Stock who would otherwise be entitled to receive a fractional share of New Company Common Stock will be paid cash by First City Transfer Company, which will act as the exchange agent for the Reverse Split. Such exchange agent will pool fractional share interests, sell them on behalf of the stockholders otherwise entitled to them and return the appropriate pro rata share of the proceeds to holders of fractional share interests.

     For a period of 20 trading days beginning on October 16, 2002, the Company's NASDAQ symbol "TALK" will be appended with the letter "D" to alert the trading community of the Reverse Split.

ITEM  7.     FINANCIAL  STATEMENTS  AND  EXHIBITS

3.1 Certificate of Amendment of Restated Certificate of Incorporation of the Company dated October 15, 2002 (filed herewith).

3.2 Composite form of Amended and Restated Certificate of Incorporation of the Company, as amended through October 15, 2002 (filed herewith).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             TALK  AMERICA  HOLDINGS,  INC.

Date:   October 15,  2002                    By:  /s/  Aloysius  T.  Lawn,  IV
        -----------------                         ----------------------------
                                             Name:  Aloysius  T.  Lawn,  IV
                                             Title: Executive Vice President -
                                             General  Counsel  and  Secretary



                                  EXHIBIT INDEX

Exhibit  Number          Description
---------------          -----------

3.1 Certificate of Amendment of Restated Certificate of Incorporation of the Company dated October 15, 2002 (filed herewith).

3.2 Composite form of Amended and Restated Certificate of Incorporation of the Company, as amended through October 15, 2002 (filed herewith).

                                                                     EXHIBIT 3.1


                            CERTIFICATE OF AMENDMENT

                                        OF

                      RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                           TALK AMERICA HOLDINGS, INC.

                                    * * * * *

          Talk America Holdings, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"),

DOES  HEREBY  CERTIFY:

          FIRST: That at a meeting of the Board of Directors of the Corporation resolutions were duly adopted setting forth a proposed amendment to the Restated Certificate of Incorporation of the Corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of the Corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

          RESOLVED, that the Restated Certificate of Incorporation of the Corporation, as heretofore amended, be further amended:

               (A) To change each three (3) shares of Common Stock, of the par value of $.01 per share, which shall have been issued prior to the close of business on the effective date of this amendment, into one (1) issued share of Common Stock, of the par value of $.01 per share.

               (B) To decrease the authorized capital stock of the Corporation by amending the first paragraph of Article Fourth of such Restated Certificate of Incorporation to read as follows:

                    "FOURTH: The total number of shares of all classes of stock that the Corporation shall have authority to issue is 105,000,000, consisting of 5,000,000 shares of Preferred Stock, par value $0.01 per share, as more fully described in Section A. below (the "Preferred Stock"), and 100,000,000 shares of Common Stock, par value $0.01 per share, as more fully described in Section B. below (the "Common Stock")."

          SECOND: That thereafter, pursuant to resolution of its Board of Directors, an annual meeting of the stockholders of the Corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

          THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.


          IN WITNESS WHEREOF, Talk America Holdings, Inc. has caused this certificate to be signed by its duly authorized officer, this 15th day of October, 2002.


                                   Talk  America  Holdings,  Inc.

                                   By  /s/ Aloysius T. Lawn,  IV
                                       --------------------------
                                        Aloysius  T.  Lawn,  IV
                                        Executive  Vice  President,
                                            General  Counsel  and  Secretary

                                                                     EXHIBIT 3.2

                                    Composite

                              Amended and Restated

          Certificate of Incorporation of Talk America Holdings, Inc.

     FIRST: The name of the corporation is Talk America Holdings, Inc. (the "Corporation").

     SECOND: The address of the registered office of the Corporation in the State of Delaware is No. 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of the Corporation's registered agent at such address is The Corporation Trust Company.

     THIRD: The purposes for which the Corporation was formed are to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law.

     FOURTH: The total number of shares of all classes of stock that the Corporation shall have authority to issue is 105,000,000, consisting of 5,000,000 shares of Preferred Stock, par value $0.01 per share, as more fully described in Section A. below (the "Preferred Stock"), and 100,000,000 shares of Common Stock, par value $0.01 per share, as more fully described in Section B. below (the "Common Stock").

     A. Preferred Stock. The shares of Preferred Stock may be divided and issued from time to time in one or more series as may be designated by the Board of Directors of the Corporation, each such series to be distinctly titled and to consist of the number of shares designated by the Board of Directors. All shares of any one series of Preferred Stock so designated by the Board of Directors shall be alike in every particular, except that shares of any one series issued at different times may differ as to the dates from which dividends thereon (if any) shall accrue or be cumulative (or both). The designations, preferences and relative, participating, optional or other special rights (if any), and the qualifications, limitations or restrictions thereof (if any), of any series of Preferred Stock may differ from those of any and all other series at any time outstanding. The Board of Directors of the Corporation is hereby expressly vested with authority to fix by resolution the powers, designations, preferences and relative, participating, optional or other special rights (if any), and the qualifications, limitations or restrictions and (if any), of the Preferred Stock and each series thereof which may be designated by the Board of Directors, including, but without limiting the generality of the foregoing, the following:

          1. The voting rights and powers (if any) of the Preferred Stock and each series thereof;

          2. The rates and times at which, and the terms and conditions on which, dividends (if any) on the Preferred Stock, and each series thereof, will be paid and any dividend preferences or rights of cumulation;

          3. The rights (if any) of holders of the Preferred Stock, and each series thereof, to convert the same into, or exchange the same for, shares of other classes (or series of classes) of capital stock of the Corporation and the terms and conditions for such conversion or exchange, including provisions for adjustment of conversion or exchange prices or rates in such events as the Board of Directors shall determine;

          4. The redemption rights (if any) of the Corporation and of the holders of the Preferred Stock, and each series thereof, and the times at which, and the terms and conditions on which, the Preferred Stock, and each series thereof, may be redeemed; and

          5. The rights and preferences (if any) of the holders of the Preferred Stock, and each series thereof, upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation.

     B. Common Stock. All shares of Common Stock shall be identical and shall entitle the holders thereof to the same rights and privileges.

          1.  Dividends.  When  and  as  dividends  are declared upon the Common
Stock, whether payable in cash, in property or in shares of stock of the Corporation, the holders of Common Stock shall be entitled to share equally, share for share, in such dividends.

          2. Voting Rights. Each holder of Common Stock shall be entitled to one vote per share.

          3. Liquidation. In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after payment shall have been made to holders of the Preferred Stock of the full amounts to which they shall be entitled as stated and expressed herein or as may be stated and expressed pursuant hereto, the holders of Common Stock shall be entitled, to the exclusion of the holders of the Preferred Stock, to share ratably according to the number of shares of the Common Stock held by them in all remaining assets of the Corporation available for distribution to its stockholders.

     C. Other Provisions. No holder of any of the shares of any class or series of stock or options, warrants or other rights to purchase shares of any class of stock or of other securities of the Corporation shall have any preemptive right to purchase or subscribe for any unissued stock of any class or series or any additional shares of any class or series to be issued by reason of any increase of the authorized capital stock of the Corporation of any class or series, or bonds, certificates of indebtedness, debentures or other securities convertible into or exchangeable for stock of the Corporation of any class or series, or carrying any right to purchase stock of any class or series, but any such unissued stock, additional authorized shares of any class or series of stock, securities convertible into or exchangeable for stock, or carrying any right to purchase stock, may be issued and disposed of pursuant to resolution of the Board of Directors to such persons, firms, corporations or associations, whether any such persons, firms, corporations or associations are holders or others, and upon such terms as may be deemed advisable by the Board of Directors in the exercise of its sole discretion.

     FIFTH: The Board of Directors shall consist of not less than one (1) nor more than fifteen (15) persons, the exact number to be fixed and determined from time to time by resolution of the Board of Directors or, prior to the election of an initial Board of Directors, by the Incorporator.

     SIXTH: Prior to the first closing date for the initial public offering of the common stock of the Corporation, the directors shall be elected for such term as is specified by the Incorporator (prior to the issuance of shares) who elected such directors or by the shareholders which elected such directors, as the case may be. On and after the first closing date for the initial public offering of the common stock of the Corporation, the directors shall be divided into three (3) classes, as nearly equal in number as possible, known as Class 1, Class 2, and Class 3. The initial directors of Class 1 shall serve until the third (3rd) annual meeting of shareholders. At the third (3rd) annual meeting of the shareholders, the directors of Class 1 shall be elected for a term of three
(3) years and, after expiration of such term, shall thereafter be elected every three (3) years for three (3) year terms. The initial directors of Class 2 shall serve until the second (2nd) annual meeting of shareholders. At the second (2nd) annual meeting of the shareholder, the directors of Class 2 shall be elected for a term of three (3) years and, after the expiration of such term, shall thereafter be elected every three (3) years for three (3) year terms. The initial directors of Class 3 shall serve until the first (1st) annual meeting of shareholders. At the first (1st) annual meeting of shareholders, the directors of Class 3 shall be elected for a term of three (3) years and, after the expiration of such term, shall thereafter be elected every three (3) years for three (3) year terms. Each director shall serve until his successor shall have been elected and shall qualify, even though his term of office as herein provided has otherwise expired, except in the event of his earlier death, resignation, removal or disqualification. This Article Sixth, or any portion thereof, may be changed by a by-law amendment which is adopted by all of the then members of Board of Directors.

     SEVENTH: In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors of the Corporation is expressly authorized and empowered to make, alter or repeal the By-laws of the Corporation, subject to the power of the stockholders of the Corporation to alter or repeal any By-law made by the Board of Directors.

     EIGHTH: The Corporation reserves the right at any time and from time to time to amend, alter, change or repeal any provisions contained in this Certificate of Incorporation; and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed by law; and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to this Certificate of Incorporation in its present form or as hereafter amended are granted subject to the right reserved in this Article.

     NINTH: To the fullest extent permitted by the Delaware General Corporation Law as the same exists or may hereafter be amended, a director of this Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.

     TENTH:  The  name  and  mailing  address  of  the  Incorporator  is:


               Mr.  Daniel  Borislow
               Tel-Save
               22  Village  Square
               New  Hope,  PA  18938

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